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                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


                              FORM 8-K

         Current Report Pursuant to Section 13 or 15 (d) of
                 The Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): July 24, 1997


                          KAMAN CORPORATION
         (Exact name of issuer as specified in its charter)





Connecticut                 0-1093                06-0613548
(State of                   (Commission           (I.R.S.
Incorporation)              File Number)          Employer
                                                  Identification
                                                  No.)






                       1332 Blue Hills Avenue
                        Bloomfield, CT 06002
              (Address of principal executive offices)

 Registrant's telephone number, including area code:  (860) 243-7100

                           Not Applicable
    (Former name or former address, if changes since last report)

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Item 5.  Other Events.

On July 24, 1997, the Company announced that it is exploring the possible sale of Kaman Sciences Corporation, its defense related sciences subsidiary. Lazard Freres & Co. will be assisting in the process, which is expected to take several months. The Company has not had any discussions with any party to date, and there are no guarantees that any transaction will result from this process.

Item 7. Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired.
        Not Applicable.

(b)     Pro Forma Financial Information.
        Not Applicable.

(c)     Exhibits.

        The following document is filed as an Exhibit to this
Report:

        Exhibit 99 - Press Release of the Company, dated July 24,
1997.


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                             SIGNATURES



   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf, by the undersigned, thereunto duly authorized.


                                 KAMAN CORPORATION

                                 By:  Robert M. Garneau
                                      Executive Vice President and
                                      Chief Financial Officer



Dated: July 24, 1997


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                            EXHIBIT INDEX




   Exhibit          Description

     99             Press Release of the Company, dated
                    July 24, 1997




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